                                   EXHIBIT E
                                   ---------

                          Form of Notice of Borrowing
                          ---------------------------



Bank of America Illinois
231 South LaSalle Street
Chicago, Illinois 60697

Attention:  L. Richard DiDonato

Ladies and Gentlemen:

          This Notice of Borrowing is delivered to you pursuant to Sections
                                                                   --------
2.3(a) of the Second Amended and Restated Loan and Security Agreement, dated as
------
of February 4, 1997 (as amended or modified, the "Credit Agreement"), among Pen-Tab Industries, Inc., a Delaware corporation (the "Borrower"), Pen-Tab Holdings, Inc. (f/k/a Pen-Tab Industries, Inc.), a Virginia corporation (the "Parent"), and Bank of America Illinois (the "Bank"). Unless otherwise defined herein, capitalized terms used herein have the meanings provided in the Credit Agreement.

          The Borrower hereby requests that a Revolving Loan be made in the aggregate principal amount of $_________ on _________, ________ as a [Base Rate Loan] [Offshore Rate Loan having an Interest Period of _______ months].

          The Borrower hereby certifies and warrants that on the date the Revolving Loan requested hereby is made, after giving effect to the making of such Revolving Loan:

          (a) No Default or Event of Default has occurred and is continuing or will result from the borrowing of such Revolving Loan.

          (b) The representations and warranties of the Borrower and the Parent contained in the Loan Documents (including without limitation, Article VIII
                                                                    ------------
     of the Credit Agreement) are true and correct with the same effect as though made on the date of the making of the Revolving Loan requested hereby, except to the extent such representation and warranty expressly speaks to an earlier date.

          (c)  No Material Litigation exists except as disclosed on Schedule 7.2
                                                                    ------------
     of the Credit Agreement, and since the Effective Date of the Credit Agreement no Material Litigation Development has occurred with respect to any Litigation so disclosed on Schedule 7.2 of the Credit
                                               ------------
     Agreement.


          (d) No Material Adverse Change has occurred since the date of the most recent financial statements delivered or required to be delivered pursuant to the terms of the Credit Agreement.

          The Borrower agrees that if prior to the time of the Revolving Loan requested hereby any matter certified to herein by it will not be true and correct at such time as if then made, it will immediately so notify the Bank. Except to the extent, if any, that prior to the time of the Revolving Loan requested hereby the Bank shall receive written notice to the contrary from the Borrower, each matter certified to herein shall be deemed once again to be certified as true and correct at the date of such Revolving Loan as if then made.

          Please make the proceeds of the Revolving Loan available in accordance with the instructions previously provided to you or as set forth on Annex I
                                                                    -------
attached hereto.

          The Borrower has caused this Notice of Borrowing to be executed and delivered, and the certification and warranties contained herein to be made, by an Authorized Representative this ____ day of _____________, _______.

                                        PEN-TAB INDUSTRIES, INC., a
                                        Delaware corporation


                                        By:___________________________________
                                        Name:
                                        Title:

                                    ANNEX I

                                 Instructions
                                 ------------

                                   EXHIBIT F
                                   ---------

                   Form of Notice of Conversion/Continuation
                   -----------------------------------------


Bank of America Illinois
231 South LaSalle Street
Chicago, Illinois 60697

Attention:  L. Richard DiDonato

Ladies and Gentlemen:

          This Notice of Conversion/Continuation is delivered to you pursuant to
Section 2.4(b) Second Amended and Restated Loan and Security Agreement, dated as
--------------
of February 4, 1997 (as amended or modified, the "Credit Agreement"), among Pen-Tab Industries, Inc., a Delaware corporation (the "Borrower"), Pen-Tab Holdings, Inc. (f/k/a Pen-Tab Industries, Inc.), a Virginia corporation (the "Parent"), and Bank of America Illinois (the "Bank"). Unless otherwise defined herein, capitalized terms used herein have the meanings provided in the Credit Agreement.

          The Borrower hereby requests that on ________________,  __________
,
          (1) $ __________ of the presently outstanding principal amount of the Revolving Loans originally made on _________________, ________,

          (2)  and all presently being maintained as [Base
      Rate Loans] [Offshore Rate Loans],

          (3)  be [converted into] [continued as],

          (4)  [Base Rate Loans] [Offshore Rate Loans having an
      Interest Period of months].

          The Borrower hereby certifies and warrants that on the date the conversion or continuation herein requested is made, after giving effect to the making of such conversion or continuation:

          (a) No Default or Event of Default has occurred and is continuing or will result from the conversion or continuation requested herein.

          (b) The representations and warranties of the Borrower and the Parent contained in the Loan Documents (including without limitation, Article VIII
                                                                    ------------
     of the Credit Agreement) are true
     and correct with the same effect as though made on the date of the making of the conversion or continuation requested hereby, except to the extent such representation and warranty expressly speaks to an earlier date.

          (c) No Material Litigation exists except as disclosed on Schedule 7.2
                                                                   ------------
     of the Credit Agreement, and since the Effective Date of the Credit Agreement no Material Litigation Development has occurred with respect to any Litigation so disclosed on Schedule 7.2 of the Credit Agreement.
                                    ------------

          (d) No Material Adverse Change has occurred since the date of the most recent financial statements delivered or required to be delivered pursuant to the terms of the Credit Agreement.

          Except to the extent, if any, that prior to the time of the continuation or conversion requested hereby the Bank shall receive written notice to the contrary from the Borrower, each matter certified to herein shall be deemed to be certified at the date of such continuation or conversion as if then made.

          The Borrower has caused this Notice of Conversion/Continuation to be executed and delivered, and the certification and warranties contained herein to be made, by an Authorized Representative this ___ day of _________, ______.


                              PEN-TAB INDUSTRIES, INC., a
                              Delaware corporation


                              By:_______________________________
                              Name:
                              Title:

                                      -2-